Redacted portions have been marked with [+++]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

AGREEMENT	TODAY'S
DATE:	08/19/2009	DATE:	07/09/2012	PAGE	1 OF 6

TO:	BERRY PETROLEUM CO	FROM:	EXXONMOBIL OIL CORPORATION
RON CROSS (303.999.4141)	+++
3039994141 (FAX)	+++ (FAX)

THIS FORMALIZES OUR AGREEMENT TO AMEND THE REFERENCED AGREEMENT, WHICH HAD AN EFFECTIVE
DATE OF 08/19/2009 ENTERED INTO BETWEEN EXXONMOBIL OIL CORPORATION, HEREINAFTER KNOWN AS
"EXXONMOBIL", AND BERRY PETROLEUM CO (HEREINAFTER CALLED "CUSTOMER"), AS SUCH AGREEMENT
MAY HAVE BEEN AMENDED THEREAFTER FROM TIME TO TIME.

EXXONMOBIL CUSTOMER
CONTRACT: BRRY1403TE CONTRACT:
7017521

AMENDMENT INTENT:
AMENDMENT: 07/31/2012
ADDING THE FOLLOWING VERBAGE PER REQUEST FROM RON CROSS (BERRY PETROLEUM):
   “EXXONMOBIL OIL CORPORATION AND BERRY PETROLEUM COMPANY
    APPROVE THE BELOW AMENDMENT WITH AN EFFECTIVE DATE OF
    JULY 30, 2012.”
APPROVED BY +++.
*************
*************

AMENDMENT: 07/09/2012

THE FOLLOWING CHANGES ARE EFFECTED TO THIS CONTRACT:
1) INITIAL TERMS ARE EXTENDED THROUGH AUGUST 31, 2014.
2) VOLUME: APPROXIMATELY 12,100 BARRELS PER DAY -
LIMITED BY THE LEASE PRODUCTION -
BERRY CENTRAL, ETHEL D, FORMAX AND
FAIRFIELD LEASES
3) NEW PRICING TERMS WILL BE EFFECTIVE DATE OF
SEPTEMBER 1, 2012 THRU AUGUST 31, 2014.
4) FOLLOWING THIS INITIAL PERIOD, THIS AGREEMENT SHALL CONTINUE
THEREAFTER ON A MONTH-TO-MONTH BASIS UNLESS CANCELLED BY
EITHER PARTY WITH A 60-DAY NOC.
5) FIRST NOTICE OF CANCELLATION SHALL NOT BE GIVEN PRIOR
TO JULY 1, 2014.
ALL THE OTHER TERMS AND CONDITIONS REMAIN IN FULL FORCE
AND EFFECT. APPROVED BY +++.
******
******
******

Redacted portions have been marked with [+++]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.
AMENDMENT: 09/12/2011
AFOREMENTIONED EVERGREEN CONTRACT HAS BEEN REVIEWED BY
+++(TRADER). "DATE OF LAST EVERGREEN REVIEW"
UPDATED IN SAP SYSTEM TO READ 09/01/2011. ALL THE OTHER
TERMS AND CONDITIONS REMAIN UNCHANGED AND ARE IN FULL
FORCE AND EFFECT. APPROVED BY +++.
******
******
PER BERRY PETROLEUM'S REQUEST, BELOW DATE OF AMENDMENT ON
CONTRACT IS BEING CHANGED TO 09/29/10 TO COINCIDE WITH
DATE THAT BERRY RECEIVED FORMAL BOARD APPROVAL.
PLEASE NOTE, HOWEVER, THAT DUE TO A RECENT SYSTEM-WIDE
SAP ISSUE, EXXONMOBIL'S EXECUTED DATE OF APPROVAL WILL
APPEAR PAST 09/29/10.
*******
*******
AMENDMENT: 09/29/10
INITIAL TERMS ARE EXTENDED THROUGH 11/30/2010.
NEW PRICING TERMS WILL BE EFFECTIVE DATE OF
12/01/2010 THRU NOVEMBER 30, 2011 AND 90-DAY
EVERGREEN THEREAFTER. ALL OTHER TERMS AND
CONDITIONS REMAIN IN FULL FORCE AND EFFECT.

~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

AGREEMENT	TODAY'S
DATE:	08/19/2009	DATE:	07/09/2012	PAGE:	2 OF 6

TO:	BERRY PETROLEUM CO	FROM:	EXXONMOBIL OIL CORPORATION
RON CROSS (303.999.4141)	+++
3039994141 (FAX)	+++ (FAX)

APPROVED BY +++.
*********
*********
*********
CHANGING DELIVERY/LOCATION VERBAGE OF CONTRACT TO READ
AS FOLLOWS:
A. SECTION 1: "INTO EXXONMOBIL SJV PIPELINE VIA
EXXONMOBIL DUVALL VIA SHELL PIPELINE
FROM BERRY CENTRAL LEASES."

Redacted portions have been marked with [+++]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.
B. SECTION 4: "INTO CONOCOPHILLIPS COMMON CARRIER
PIPELINE LINE 100) FROM FORMAX LEASES."
***
NOTE: "TOTAL CONTRACT VOLUME ......
LIMITED TO 100% OF THE LEASE PRODUCTION
AT BERRY CENTRAL, ..."
REQUESTED BY BERRY PETROLEUM (RON CROSS), APPROVED BY
+++ - 09/24/09.
*********
*********

____________________________________________________________________________________________________________

EXXONMOBIL RECEIVES (BUYS):

CRUDE TYPE:
01) SAN JOAQUIN VALLEY.
02) SAN JOAQUIN VALLEY.
03) SAN JOAQUIN VALLEY.
04) SAN JOAQUIN VALLEY.

VOLUME:
01) 4,900 BARRELS PER DAY
02) 2,000 BARRELS PER DAY
03) 3,300 BARRELS PER DAY
04) 2,000 BARRELS PER DAY

PRICE:
EXXONMOBIL AGREES TO PAY BERRY PETROLEUM CO
01) FORMULA NUMBER: 1000316044
NEW PRICING EFFECTIVE 9/1/2012 THRU 8/31/2014:
PRICE FOR CRUDE OIL SHALL BE THE AVERAGE OF CHEVRON/UNOCAL/EXXONMOBIL/
SHELL TRADING COMPANY PRICES POSTED FOR MIDWAY SUNSET CRUDE OIL
DURING THE DELIVERY MONTH, +++ $+++ PER NET BARREL DIFFERENTIAL,
ADJUSTED FOR ACTUAL GRAVITY DELIVERED BASED ON THE AVERAGE OF
CHEVRON/UNOCAL/EXXONMOBIL/SHELL TRADING COMPANY GRAVITY SCALES.
DELIVERIES TO BE DEEMED EQUAL DAILY QUANTITES.
**********
**********
DELIVERY VOLUME/LOCATION: APPROXIMATELY 4.2 KBD
INTO EXXONMOBIL SJV PIPELINE VIA
EXXONMOBIL DUVALL VIA SHELL PIPELINE
FROM BERRY CENTRAL LEASES.
**********

~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

Redacted portions have been marked with [+++]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

AGREEMENT	TODAY'S
DATE:	08/19/2009	DATE:	07/09/2012	PAGE:	3 OF 6

TO:	BERRY PETROLEUM CO	FROM:	EXXONMOBIL OIL CORPORATION
RON CROSS (303.999.4141)	+++
3039994141 (FAX)	+++ (FAX)

**********

02) FORMULA NUMBER: 1000316045
NEW PRICING EFFECTIVE 09/01/2012 THRU 08/31/2014:
PRICE FOR CRUDE OIL SHALL BE THE AVERAGE OF CHEVRON/UNOCAL/EXXONMOBIL/
SHELL TRADING COMPANY PRICES POSTED FOR MIDWAY SUNSET CRUDE OIL
DURING THE DELIVERY MONTH, +++ $+++ PER NET BARREL DIFFERENTIAL,
ADJUSTED FOR ACTUAL GRAVITY DELIVERED BASED ON THE AVERAGE OF
CHEVRON/UNOCAL/EXXONMOBIL/SHELL TRADING COMPANY GRAVITY SCALES.
DELIVERIES TO BE DEEMED EQUAL DAILY QUANTITES.
**********
**********
DELIVERY VOLUME/LOCATION: APPROXIMATELY 3.15 KBD
INTO PLAINS PIPELINE GATHERING LINE
FROM ETHEL D.
**********

03) FORMULA NUMBER: 1000316046
NEW PRICING TERMS EFFECTIVE 09/01/2012 THRU 08/31/2014:
PRICE FOR CRUDE OIL SHALL BE THE AVERAGE OF CHEVRON/UNOCAL/EXXONMOBIL/
SHELL TRADING COMPANY PRICES POSTED FOR MIDWAY SUNSET CRUDE OIL
DURING THE DELIVERY MONTH, +++ $+++ PER NET BARREL DIFFERENTIAL,
ADJUSTED FOR ACTUAL GRAVITY DELIVERED BASED ON THE AVERAGE OF
CHEVRON/UNOCAL/EXXONMOBIL/SHELL TRADING COMPANY GRAVITY SCALES.
DELIVERIES TO BE DEEMED EQUAL DAILY QUANTITES.
**********
**********
DELIVERY VOLUME/LOCATION: APPROXIMATELY 3.15 KBD
INTO PLAINS PIPELINE GATHERING LINE
FROM FAIRFIELD LEASES.
**********
**********

04) FORMULA NUMBER: 1000316047
NEW PRICING TERMS EFFECTIVE 09/01/2012 THRU 08/31/2014:
PRICE FOR CRUDE OIL SHALL BE THE AVERAGE OF CHEVRON/UNOCAL/EXXONMOBIL/

Redacted portions have been marked with [+++]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.
SHELL TRADING COMPANY PRICES POSTED FOR MIDWAY SUNSET CRUDE OIL
DURING THE DELIVERY MONTH, +++ $+++ PER NET BARREL DIFFERENTIAL,
ADJUSTED FOR ACTUAL GRAVITY DELIVERED BASED ON THE AVERAGE OF
CHEVRON/UNOCAL/EXXONMOBIL/SHELL TRADING COMPANY GRAVITY SCALES.
DELIVERIES TO BE DEEMED EQUAL DAILY QUANTITES.
**********
**********
DELIVERY VOLUME/LOCATIONS: APPROXIMATELY 1.6 KBD INTO
CONOCOPHILLIPS COMMON CARRIER
PIPELINE

DELIVERY:
01) WEST COAST PIPELINE CO AT: DUVALL ROAD, CA

~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

AGREEMENT	TODAY'S
DATE:	08/19/2009	DATE:	07/09/2012	PAGE:	4 OF 6

TO:	BERRY PETROLEUM CO	FROM:	EXXONMOBIL OIL CORPORATION
RON CROSS (303.999.4141)	+++
3039994141 (FAX)	+++ (FAX)

02) PLAINS MARKETING & AT: ETHEL D, CA
03) PLAINS MARKETING & AT: BERRY FAIRFIELD, CA
04) CONOCOPHILLIPS COMMON CARRIER AT: FORMAX LEASE, CA

TERMINATION:
INITIAL TERMS ARE BEING EXTENDED FROM SEPTEMBER 1, 2012
THRU AUGUST 31, 2014. FOLLOWING THIS INITIAL PERIOD,
THIS AGREEMENT SHALL CONTINUE THEREAFTER ON A
MONTH-TO-MONTH BASIS UNLESS CONTRACT IS CANCELLED BY
EITHER PARTY WITH A 60-DAY NOTICE OF CANCELLATION.
FIRST NOTICE OF CANCELLATION SHALL NOT BE GIVEN
PRIOR TO JULY 1, 2014. ALL THE OTHER TERMS AND
CONDITIONS REMAIN UNCHANGED AND ARE IN FULL FORCE
AND EFFECT.
*******
*******
INITIAL TERMS BELOW ARE BEING EXTENDED THROUGH
NOVEMBER 30, 2010. NEW PRICING TERMS WILL BE EFFECTIVE
DECEMBER 1, 2010 THROUGH NOVEMBER 30, 2011.
FOLLOWING THIS PERIOD, THIS AGREEMENT SHALL CONTINUE

Redacted portions have been marked with [+++]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.
THEREAFTER ON A MONTH-TO-MONTH BASIS UNLESS EITHER PARTY
SERVES TERMINATION NOTICE OF AT LEAST 90 DAYS. IF THE
AGREEMENT IS TERMINATED OR NEW TERMS ARE NEGOTIATED
DURING THE 90-DAY NOTICE PERIOD, THE TERMINATION OR NEW
TERMS WILL BE EFFECTIVE ON THE FIRST OF THE CALENDAR
MONTH OCCURRING 90 DAYS AFTER NOTICE IS SERVED.
FOR EXAMPLE, IF EITHER PARTY SERVED NOTICE ON
SEPTEMBER 1, 2011, TERMINATION OR ANY NEWLY NEGOTIATED
TERMS WOULD TAKE EFFECT ON DECEMBER 1, 2011. THE
EARLIEST THE AGREEMENT MAY BE TERMINATED IS AT THE END
OF THE INITIAL TERM UPON SERVING TERMINATION NOTICE
ON OR BEFORE SEPTEMBER 1, 2011.
********
********
********
BEGINNING OCTOBER 1, 2009 THRU SEPTEMBER 30, 2010.
FOLLOWING THIS INITIAL PERIOD, THIS AGREEMENT SHALL
CONTINUE THEREAFTER ON A MONTH-TO-MONTH BASIS UNLESS
CONTRACT IS CANCELLED BY EITHER PARTY WITH A 60-DAY
NOTICE OF CANCELLATION. FIRST NOTICE OF CANCELLATION
SHALL NOT BE GIVEN PRIOR TO AUGUST 1, 2010.

____________________________________________________________________________________________________________

OTHER SPECIAL PROVISIONS:
PLEASE REFER TO CONTRACT NUMBER BRRY1403TE ON ALL CORRESPONDENCE INCLUDING STATEMENTS AND
WIRE TRANSFERS

GENERAL TERMS:
CONOCO'S GENERAL PROVISIONS FOR DOMESTIC CRUDE OIL AGREEMENTS DATED

~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

AGREEMENT	TODAY'S
DATE:	08/19/2009	DATE:	07/09/2012	PAGE:	5 OF 6

TO:	BERRY PETROLEUM CO	FROM:	EXXONMOBIL OIL CORPORATION
RON CROSS (303.999.4141)	+++
3039994141 (FAX)	+++ (FAX)

Redacted portions have been marked with [+++]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.
JANUARY 1, 1993 ARE INCORPORATED HEREIN BY REFERENCE AND MADE PART OF
THIS AGREEMENT.
.
IN THE EVENT OF A CONFLICT BETWEEN THESE GENERAL TERMS AND CONDITIONS
AND THE SPECIFIC TERMS AND CONDITIONS OF THE AGREEMENT, THE SPECIFIC
TERMS AND CONDITIONS SHALL GOVERN.
.
CRUDE EXPORT CLAUSE:
IN THE EVENT THE CRUDE OIL WILL BE EXPORTED FROM THE UNITED
STATES, BUYER UNDERTAKES TO DETERMINE ANY EXPORT LICENSE
REQUIREMENTS TO OBTAIN ANY EXPORT LICENSE OR OTHER OFFICIAL
AUTHORIZATION AND TO CARRY OUT ANY CUSTOMS FORMALITIES FOR THE
EXPORT OF THE CRUDE OIL.

PAYMENT TERMS:
IN CONSIDERATION FOR THE MUTUAL EFFICIENCIES ARISING FROM NET
SETTLEMENT, UNLESS OTHERWISE SPECIFIED, THE PARTIES WILL USE THE
FOLLOWING PROCEDURE, EXCEPT AS TO CONTRACTS FOR THE DELIVERY OF
CRUDE OIL AND/OR CONDENSATE DELIVERED BY TANKER(S) AND CONTRACTS
SECURED BY PREPAYMENT AND/OR DOCUMENTARY LETTER(S) OF CREDIT, WHICH
SHALL BE EXCLUDED FROM THIS CLAUSE AND PAID ACCORDING TO THE PROVISIONS
OF THE APPLICABLE CONTRACTS BETWEEN THE PARTIES. THE PARTIES SHALL
CONTINUE TO ISSUE INVOICES, IN ACCORDANCE WITH CONTRACT TERMS, IN THE
NORMAL COURSE OF BUSINESS. ON OR BEFORE THE 20TH CALENDAR DAY (OR THE
PRECEDING BUSINESS DAY, IF THE 20TH IS NOT A BUSINESS DAY) OF THE MONTH
FOLLOWING THE MONTH DURING WHICH DELIVERIES OCCUR PURSUANT TO TERMS OF
CONTRACTS BETWEEN THE PARTIES, THE PARTIES WILL COMMUNICATE AND CONFIRM
THE INVOICED AMOUNTS TO BE INCLUDED IN THE NET PAYMENT (OR NET
SETTLEMENT) OF ACCOUNTS. ANY REMAINING BALANCE SHALL BE PAID BY THE
PARTY OWING SUCH AMOUNT TO THE OTHER PARTY ON THE DATE THE GROSS
AMOUNTS ARE DUE PER THE CONTRACTS.

TITLE TRANSFER:
BY TRANSFER FROM DELIVERING PARTY'S TO RECEIVING PARTY'S ACCOUNT AT THE
LOCATION(S) DESCRIBED HEREIN, AT WHICH POINT(S) TITLE SHALL PASS AS
EVIDENCED BY RUN TICKETS/ALLOCATION STATEMENTS ISSUED BY THE CARRIER(S)
INVOLVED.

FINAL AGREEMENT:
THIS CONTRACT, INCLUDING THE ABOVE REFERENCED GENERAL TERMS COMPRISES
THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND MERGES AND SUPERSEDES ALL
PRIOR REPRESENTATIONS AND UNDERSTANDINGS BETWEEN THE PARTIES HERETO
COVERING THE SUBJECT MATTER HEREOF.

ASSIGNMENT CLAUSE:
NEITHER PARTY SHALL ASSIGN THIS AGREEMENT WITHOUT THE PRIOR WRITTEN
CONSENT OF THE OTHER. NOTWITHSTANDING THE FOREGOING, EXXONMOBIL OIL
CORPORATION SHALL HAVE THE RIGHT TO ASSIGN THIS AGREEMENT TO AN
AFFILIATE WITHOUT WRITTEN CONSENT, BY PROVIDING WRITTEN NOTICE TO THE
OTHER PARTY.

Redacted portions have been marked with [+++]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.
~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

AGREEMENT	TODAY'S
DATE:	08/19/2009	DATE:	07/09/2012	PAGE:	6 OF 6

TO:	BERRY PETROLEUM CO	FROM:	EXXONMOBIL OIL CORPORATION
RON CROSS (303.999.4141)	+++
3039994141 (FAX)	+++ (FAX)

DOCUMENTATION INSTRUCTIONS:
THIS DOCUMENT EVIDENCES OUR UNDERSTANDING OF THE ENTIRE AGREEMENT AND
SHALL CONSTITUTE THE FORMAL CONTRACT. PLEASE CONFIRM BY IMMEDIATE FAX
TO THE EXXONMOBIL CONTRACT ADMINISTRATOR THAT THE ABOVE IS IN
ACCORDANCE WITH YOUR UNDERSTANDING. ABSENT WRITTEN NOTICE OF
OBJECTION, WE ASSUME YOUR AGREEMENT TO THESE TERMS AND CONDITIONS. YOUR
RESPONSE SHOULD REFLECT THE APPROPRIATE PARTY IN YOUR ORGANIZATION WHO
HAS THE AUTHORITY TO ENTER INTO THIS AGREEMENT.
***
INVOICES TO EXXONMOBIL SHOULD BE MAILED OR FAXED AS FOLLOWS:
EXXONMOBIL OIL CORPORATION
+++
+++
ATTN: +++
FAX # +++(INVOICES ONLY)
***

EXXONMOBIL CONTRACT ADMINISTRATOR: +++

EXCEPT AS NOTED ABOVE, ALL OTHER PROVISIONS FOR THE AGREEMENT REMAIN UNCHANGED. PLEASE
ACKNOWLEDGE RECEIPT OF THIS CONFIRMATION BY RETURN FAX TO +++. ABSENT WRITTEN
NOTICE OF OBJECTION, WE ASSUME YOUR ACCEPTANCE OF THESE TERMS AND CONDITIONS.

SIGNATURE: +++